SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 6, 2002
                                                  ------------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
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             (Exact name of registrant as specified in its charter)


      California                     333-67670                33-0974533
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 9 ("Series 9") has acquired an interest in McPherson Housing Associates Limited Partnership. McPherson owns the Chapel Ridge of McPherson Apartments in McPherson, Kansas.

         The following tables contain information concerning the local limited partnership and property identified herein:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
MCPHERSON     Chapel        McPherson    August       $4,604,173   20 1BR Units  $375-$435   $1,950,000   $2,703,550
              Ridge of      (McPherson   2002                      40 2BR Units  $445-$515   FB (2)
              McPherson     County),                               6 3BR Units   $490-$595
              Apartments    Kansas

              8 buildings


------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 9 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 9 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service. See the discussion under "The Low Income Housing Tax Credit - Utilization of the Low Income Housing Tax Credit" in the prospectus.

2. Fidelity Bank will provide the mortgage loan for a term of 15 years at an interest rate of 8.0%. Principal and interest will be payable monthly based on a 30-year amortization schedule. Outstanding principal and interest will be due and payable upon maturity of the loan.

McPherson (McPherson): McPherson is the county seat of McPherson County, Kansas, and is on Interstate Highway 135 approximately 50 miles north of Wichita. The population is approximately 12,000. The major employers for McPherson residents are NCRA (oil and gas refinery), Sanofri Winthrop (pharmaceutical products), Schuller International (fiberglass insulation) and Certain Teed Corp. (pipes, windows, sidings).

-----------------------------------------------------------------------------------------------------------------
                                            LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                       GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL       PROPERTY      PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 9's CAPITAL
PARTNERSHIP     PARTNER       MANAGER (1)   FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
MCPHERSON       ERC           ERC           $361,942       Series 9:       99.98/.01/.01        $2,067,799
                Properties,   Management                   $2,500          20/80
                Inc.          Group, LLC                   (increased by
                                                           the CPI
                                                           annually, not
                                                           to exceed
                                                           $4,000)
                                                           LGP: 70% of the
                                                           balance (not
                                                           to exceed
                                                           $12,500)
                                                           The balance:
                                                           20/80

--------------- ------------- ------------- -------------- --------------- -------------------- -------------------

1. The local limited partnership will employ either its local general partner or an affiliate of its local general partner, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. The local limited partnership will pay its local general partner or an affiliate of its local general partner fees for various services, including organization, development, land acquisition, syndication, and the like.

3. Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 9 and the local general partner for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 9, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iii) the local general partner.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 9, and (ii) the local general partner. Net cash proceeds from sale or refinancing of the apartment complex is equal to the sale proceeds less payment of the mortgage loan and other local limited partnership obligations.

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information*

         c.      Exhibits

         10.1 Amended and Restated Agreement Of Limited Partnership Of McPherson Housing Associates Limited Partnership

         10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of McPherson Housing Associates Limited Partnership

         10.3 Second Amendment to the Amended and Restated Agreement of Limited Partnership of McPherson Housing Associates Limited Partnership

         10.4 Third Amendment to the Amended and Restated Agreement of Limited Partnership of McPherson Housing Associates Limited Partnership
         -----------------
         * To be filed upon availability.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9

Date: December 19, 2002          By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President

                                  EXHIBIT INDEX

     Exhibit
     Number      Description

     10.1 Amended and Restated Agreement Of Limited Partnership Of McPherson Housing Associates Limited Partnership

     10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of McPherson Housing Associates Limited Partnership

     10.3 Second Amendment to the Amended and Restated Agreement of Limited Partnership of McPherson Housing Associates Limited Partnership

     10.4 Third Amendment to the Amended and Restated Agreement of Limited Partnership of McPherson Housing Associates Limited Partnership